                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               February 16, 1998
                               -----------------
                       (Date of earliest event reported)


                               Bird Corporation
                               ----------------
            (Exact Name of Registrant as Specified in Its Charter)


                                 Massachusetts
                                 -------------
                (State or Other Jurisdiction of Incorporation)


        0-828                                           04-3082903
        -----                                           ----------
(Commission File Number)                      (IRS Employer Identification No.)


        1077 Pleasant St., Suite 120, Norwood, MA           02062
        -----------------------------------------           -----
        (Address of Principal Executive Offices)         (Zip Code)


                                (781) 551-0656
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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Item 1. Changes in Control of Registrant.

        On February 16, 1998 BI Expansion II Corp. (the "Purchaser"), a Massachusetts corporation and a wholly-owned subsidiary of CertainTeed Corporation, a Delaware corporation, accepted for payment pursuant to a cash tender offer 3,991,022 shares of the common stock, $1 par value per share, of the Registrant (the "Common Shares") and 772,735 shares of the $1.85 Cumulative Convertible Preference Stock, $1 par value per share, of the Registrant (the "Preference Shares") at a price of $5.50 per Common Share and $20 per Preference Share. The Purchaser now owns approximately 96% of the outstanding Common Shares and approximately 95% of the outstanding Preference Shares of the Registrant.

                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIRD CORPORATION
                                                (Registrant)


                                                By:
                                                   ------------------------
                                                   Name: Frank S. Anthony
                                                   Title: Vice President

Date: March 3, 1998


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